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                                 AMENDMENT NO. 5
                                       TO
                      AGREEMENT AND DECLARATION OF TRUST OF
                                 AIM STOCK FUNDS


          This Amendment No. 5 to the Agreement and Declaration of Trust of AIM Stock Funds (this "Amendment") amends, effective as of August 4, 2005, the Agreement and Declaration of Trust of AIM Stock Funds (the "Trust") dated as of July 29, 2003, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the parties desire to add Class R Shares to AIM Dynamics Fund and AIM Small Company Growth Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of August 4, 2005.


                                        By: /s/ Robert H. Graham
                                            -----------------------------------
                                        Name: Robert H. Graham
                                        Title: President

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                          EXHIBIT 1 TO AMENDMENT NO. 5
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM STOCK FUNDS


                                   "SCHEDULE A

                                 AIM STOCK FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               -------------------------
AIM Dynamics Fund                       Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class K Shares
                                        Class R Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Small Company Growth Fund           Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class K Shares
                                        Class R Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM S&P 500 Index Fund                  Institutional Class Shares
                                        Investor Class Shares."